Exhibit 99.2

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Aug 31, 2012	May 31, 2012	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	August 31, 2012 vs. August 31, 2011		Aug 31, 2012	Aug 31, 2011	2012 vs. 2011
EARNINGS SUMMARY
Interest Income	$1,695	$1,656	$1,646	$1,620	$1,599	$96	6%	$4,997	$4,725	$272	6%
Interest Expense	325	341	353	360	362	(37)	(10%)	1,019	1,125	(106)	(9%)
Net Interest Income	1,370	1,315	1,293	1,260	1,237	133	11%	3,978	3,600	378	11%

Discount/Interchange Revenue	533	514	500	489	517	16	3%	1,548	1,474	74	5%
Rewards	268	248	236	215	234	34	15%	753	664	89	13%
Discount and Interchange Revenue, net	265	266	264	274	283	(18)	(6%)	795	810	(15)	(2%)
Protection Products Revenue	104	101	105	107	108	(4)	(4%)	310	321	(11)	(3%)
Loan Fee Income	80	77	85	87	84	(4)	(5%)	242	251	(9)	(4%)
Transaction Processing Revenue	59	52	53	48	44	15	34%	164	132	32	24%
Other Income	86	37	43	30	33	53	161%	166	145	21	14%
Total Other Income	594	533	550	546	552	42	8%	1,677	1,659	18	1%

Revenue Net of Interest Expense	1,964	1,848	1,843	1,806	1,789	175	10%	5,655	5,259	396	8%

Provision for Loan Losses	126	232	152	319	100	26	26%	510	694	(184)	(27%)

Employee Compensation and Benefits	274	249	247	229	242	32	13%	770	685	85	12%
Marketing and Business Development	161	119	131	144	133	28	21%	411	393	18	5%
Information Processing & Communications	69	72	70	69	64	5	8%	211	195	16	8%
Professional Fees	107	110	100	114	106	1	1%	317	301	16	5%
Premises and Equipment	20	19	17	18	18	2	11%	56	53	3	6%
Other Expense	195	180	112	95	79	116	147%	487	245	242	99%
Total Other Expense	826	749	677	669	642	184	29%	2,252	1,872	380	20%

Income Before Income Taxes	1,012	867	1,014	818	1,047	(35)	(3%)	2,893	2,693	200	7%
Tax Expense	385	330	384	305	398	(13)	(3%)	1,099	979	120	12%
Net Income	$627	$537	$630	$513	$649	($22)	(3%)	$1,794	$1,714	$80	5%

Net Income Allocated to Common Stockholders	$621	$532	$624	$508	$642	($21)	(3%)	$1,777	$1,694	$83	5%

Effective Tax Rate	38.1%	38.1%	37.8%	37.3%	38.0%			38.0%	36.4%

Net Interest Margin	9.44%	9.31%	9.03%	9.10%	9.26%	18	bps	9.26%	9.21%	5	bps
ROE	28%	24%	29%	25%	33%			27%	31%

Ending Common Shares Outstanding	507	517	530	529	538	(31)	(6%)	507	538	(31)	(6%)
Weighted Average Common Shares Outstanding	513	528	530	532	544	(31)	(6%)	523	545	(22)	(4%)
Weighted Average Common Shares Outstanding (fully diluted)	514	529	531	533	545	(31)	(6%)	525	546	(21)	(4%)

PER SHARE STATISTICS
Basic EPS	$1.21	$1.01	$1.18	$0.95	$1.18	$0.03	3%	$3.39	$3.11	$0.28	9%
Diluted EPS	$1.21	$1.00	$1.18	$0.95	$1.18	$0.03	3%	$3.39	$3.11	$0.28	9%
Common Stock Price (period end)	$38.73	$33.11	$30.01	$23.82	$25.16	$13.57	54%	$38.73	$25.16	$13.57	54%
Book Value per share	$18.02	$17.20	$16.66	$15.59	$14.88	$3.14	21%	$18.02	$14.88	$3.14	21%

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Aug 31, 2012	May 31, 2012	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	August 31, 2012 vs. August 31, 2011		Aug 31, 2012	Aug 31, 2011	2012 vs. 2011
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$963	$820	$962	$776	$1,009	($46)	(5%)	$2,745	$2,569	$176	7%
Payment Services	49	47	52	42	38	11	31%	148	124	24	19%
Total	$1,012	$867	$1,014	$818	$1,047	($35)	(3%)	$2,893	$2,693	$200	7%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	476	455	444	439	451	25	6%	1,375	1,283	92	7%
PULSE Network	1,125	1,136	996	939	950	175	18%	3,257	2,885	372	13%
Total	1,601	1,591	1,440	1,378	1,401	200	14%	4,632	4,168	464	11%

NETWORK VOLUME
PULSE Network	$40,990	$42,001	$37,577	$33,911	$35,109	$5,881	17%	$120,568	$106,208	$14,360	14%
Third-Party Issuers	2,231	2,189	2,037	1,939	1,984	247	12%	6,457	5,594	863	15%
Diners Club International 1	7,041	7,205	7,100	7,469	7,428	(387)	(5%)	21,346	21,806	(460)	(2%)
Total Payment Services	50,262	51,395	46,714	43,319	44,521	5,741	13%	148,371	133,608	14,763	11%
Discover Network - Proprietary	28,085	26,985	26,482	25,926	27,133	952	4%	81,552	77,601	3,951	5%
Total	$78,347	$78,380	$73,196	$69,245	$71,654	$6,693	9%	$229,923	$211,209	$18,714	9%

1 Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Aug 31, 2012	May 31, 2012	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	August 31, 2012 vs. August 31, 2011

BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$13,007	$13,567	$12,946	$10,342	$10,847	$2,160	20%
Total Loan Receivables	59,157	57,058	56,299	57,337	54,082	5,075	9%
Allowance for Loan Losses	(1,687)	(1,869)	(1,979)	(2,205)	(2,273)	586	26%
Net Loan Receivables	57,470	55,189	54,320	55,132	51,809	5,661	11%
Premises and Equipment, net	520	492	487	483	466	54	12%
Goodwill and Intangible Assets, net	479	440	442	443	445	34	8%
Other Assets	2,433	2,395	2,291	2,384	2,159	274	13%
Total Assets	$73,909	$72,083	$70,486	$68,784	$65,726	$8,183	12%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$27,720	$27,606	$27,346	$26,177	$24,493	$3,227	13%
Brokered Deposits and Other Deposits	14,598	13,945	12,802	13,401	13,094	1,504	11%
Deposits	42,318	41,551	40,148	39,578	37,587	4,731	13%
Borrowings	19,496	19,024	18,754	18,337	17,818	1,678	9%
Accrued Expenses and Other Liabilities	2,949	2,609	2,755	2,627	2,315	634	27%
Total Liabilities	64,763	63,184	61,657	60,542	57,720	7,043	12%
Total Equity	9,146	8,899	8,829	8,242	8,006	1,140	14%
Total Liabilities and Stockholders' Equity	$73,909	$72,083	$70,486	$68,784	$65,726	$8,183	12%

BALANCE SHEET STATISTICS
Total Common Equity	$9,146	$8,899	$8,829	$8,242	$8,006	$1,140	14%
Total Common Equity/Total Assets	12.4%	12.3%	12.5%	12.0%	12.2%
Total Common Equity/Net Loans	15.9%	16.1%	16.3%	15.0%	15.5%

Tangible Assets	$73,430	$71,643	$70,044	$68,341	$65,281	$8,149	12%
Tangible Common Equity 1	$8,667	$8,459	$8,387	$7,799	$7,561	$1,106	15%
Tangible Common Equity/Tangible Assets 1	11.8%	11.8%	12.0%	11.4%	11.6%
Tangible Common Equity/Net Loans 1	15.1%	15.3%	15.4%	14.1%	14.6%
Tangible Common Equity per share 1	$17.08	$16.35	$15.82	$14.75	$14.05	$3.03	22%

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	17.1%	17.3%	17.6%	16.5%	17.0%
Tier 1 Risk Based Capital Ratio	13.9%	14.0%	14.3%	13.2%	13.6%
Tier 1 Common Capital Ratio 2	13.9%	14.0%	14.3%	13.2%	13.6%
Tier 1 Leverage Ratio	11.9%	11.9%	12.1%	11.5%	11.7%

LIQUIDITY
Liquidity Portfolio	$12,084	$11,279	$12,097	$8,548	$9,394	$2,690	29%
Undrawn Credit Facilities 3	16,912	16,271	15,634	17,602	16,880	32	0%
Total Liquidity	$28,996	$27,550	$27,731	$26,150	$26,274	$2,722	10%

1   Tangible Common Equity ("TCE") is a non-GAAP measure.  The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company.  For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

2  Tier 1 Common Capital Ratio is calculated using tier 1 common capital, a non-GAAP measure. The Company believes the tier 1 common capital ratio is meaningful to investors to assess the quality and composition of the Company’s capital. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

3 Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
Quarter Ended								Nine Months Ended
	Aug 31, 2012	May 31, 2012	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	August 31, 2012 vs. August 31, 2011		Aug 31, 2012	Aug 31, 2011	2012 vs. 2011
TOTAL LOAN RECEIVABLES
Ending Loans 1, 2	$59,157	$57,058	$56,299	$57,337	$54,082	$5,075	9%	$59,157	$54,082	$5,075	9%
Average Loans 1, 2	$57,721	$56,180	$57,606	$55,539	$53,013	$4,708	9%	$57,167	$52,080	$5,087	10%

Interest Yield	11.50%	11.55%	11.36%	11.56%	11.83%	(33)	bps	11.47%	11.95%	(48)	bps
Net Principal Charge-off Rate	2.12%	2.42%	2.64%	2.81%	3.43%	(131)	bps	2.39%	4.41%	(202)	bps
Net Principal Charge-off Rate excluding PCI Loans 3	2.32%	2.66%	2.90%	3.05%	3.63%	(131)	bps	2.63%	4.64%	(203)	bps
Delinquency Rate (over 30 days) 3	1.71%	1.81%	2.08%	2.30%	2.35%	(64)	bps	1.71%	2.35%	(64)	bps
Delinquency Rate (over 90 days) 3	0.81%	0.91%	1.08%	1.14%	1.17%	(36)	bps	0.81%	1.17%	(36)	bps
Net Principal Charge-off Dollars	$308	$342	$378	$387	$459	($151)	(33%)	$1,028	$1,725	($697)	(40%)
Net Interest and Fee Charge-off Dollars	$92	$110	$123	$128	$151	($59)	(39%)	$325	$567	($243)	(43%)
Loans Delinquent Over 30 Days 3	$931	$941	$1,066	$1,200	$1,203	($272)	(23%)	$931	$1,203	($272)	(23%)
Loans Delinquent Over 90 Days 3	$441	$474	$554	$596	$599	($158)	(26%)	$441	$599	($158)	(26%)

Allowance for Loan Loss (period end)	$1,687	$1,869	$1,979	$2,205	$2,273	($586)	(26%)	$1,687	$2,273	($586)	(26%)
Change in Loan Loss Reserves	($182)	($110)	($226)	($68)	($359)	$177	49%	($518)	($1,031)	$513	50%
Reserve Rate 4	2.85%	3.28%	3.51%	3.85%	4.20%	(135)	bps	2.85%	4.20%	(135)	bps
Reserve Rate Excluding PCI Loans 3, 4	3.11%	3.59%	3.87%	4.23%	4.44%	(133)	bps	3.11%	4.44%	(133)	bps

CREDIT CARD LOANS
Ending Loans	$48,124	$46,610	$45,918	$46,639	$46,178	$1,946	4%	$48,124	$46,178	$1,946	4%
Average Loans	$47,067	$45,772	$46,919	$45,756	$45,343	$1,724	4%	$46,585	$45,022	$1,563	3%

Interest Yield	12.27%	12.35%	12.21%	12.36%	12.46%	(19)	bps	12.28%	12.56%	(28)	bps
Net Principal Charge-off Rate	2.43%	2.79%	3.07%	3.24%	3.85%	(142)	bps	2.76%	4.93%	(217)	bps
Delinquency Rate (over 30 days)	1.81%	1.91%	2.22%	2.39%	2.43%	(62)	bps	1.81%	2.43%	(62)	bps
Delinquency Rate (over 90 days)	0.89%	0.99%	1.18%	1.20%	1.22%	(33)	bps	0.89%	1.22%	(33)	bps
Net Principal Charge-off Dollars	$287	$322	$358	$370	$440	($153)	(35%)	$966	$1,666	($700)	(42%)
Loans Delinquent Over 30 Days	$870	$890	$1,019	$1,117	$1,121	($251)	(22%)	$870	$1,121	($251)	(22%)
Loans Delinquent Over 90 Days	$427	$459	$540	$560	$565	($138)	(24%)	$427	$565	($138)	(24%)

Allowance for Loan Loss (period end)	$1,522	$1,713	$1,835	$2,070	$2,154	($632)	(29%)	$1,522	$2,154	($632)	(29%)
Change in Loan Loss Reserves	($191)	($122)	($235)	($84)	($365)	$174	48%	($548)	($1,055)	$507	48%
Reserve Rate	3.16%	3.68%	4.00%	4.44%	4.66%	(150)	bps	3.16%	4.66%	(150)	bps

Total Discover Card Volume	$29,763	$28,140	$27,370	$26,946	$28,455	$1,308	5%	$85,273	$81,141	$4,132	5%
Discover Card Sales Volume	$27,202	$26,115	$25,604	$25,033	$26,271	$931	4%	$78,921	$75,105	$3,816	5%

1 Total Loans includes mortgages and other loans.

2 Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date.  These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

3 Excludes PCI loans (described above) which are accounted for on a pooled basis.  Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful.  Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

4 The Reserve Rate includes federal student loans held for sale.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Aug 31, 2012	May 31, 2012	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	August 31, 2012 vs. August 31, 2011		Aug 31, 2012	Aug 31, 2011	2012 vs. 2011

FEDERAL STUDENT LOANS
Ending Loans	$-	$-	$-	$715	$738	($738)	(100%)	$-	$738	($738)	(100%)

PRIVATE STUDENT LOANS
Ending Loans	$7,620	$7,504	$7,571	$7,318	$4,715	$2,905	62%	$7,620	$4,715	$2,905	62%
Ending PCI Loans 1	$4,867	$4,995	$5,124	$5,250	$2,887	$1,980	69%	$4,867	$2,887	$1,980	69%

Interest Yield	6.49%	6.43%	6.35%	6.81%	7.29%	(80)	bps	6.42%	7.37%	(95)	bps
Net Principal Charge-off Rate	0.25%	0.22%	0.15%	0.14%	0.23%	2	bps	0.21%	0.18%	3	bps
Net Principal Charge-off Rate excluding PCI Loans 2	0.73%	0.67%	0.49%	0.45%	0.62%	11	bps	0.64%	0.49%	15	bps
Delinquency Rate (over 30 days) 2	1.28%	1.02%	0.93%	0.63%	0.80%	48	bps	1.28%	0.80%	48	bps

Reserve Rate	0.90%	0.87%	0.72%	0.72%	0.92%	(2)	bps	0.90%	0.92%	(2)	bps
Reserve Rate Excluding PCI Loans 2	2.48%	2.61%	2.23%	2.55%	2.37%	11	bps	2.48%	2.37%	11	bps

PERSONAL LOANS
Ending Loans	$3,114	$2,916	$2,784	$2,648	$2,439	$675	28%	$3,114	$2,439	$675	28%

Interest Yield	12.41%	12.31%	12.26%	12.12%	11.97%	44	bps	12.33%	11.87%	46	bps
Net Principal Charge-off Rate	2.14%	2.24%	2.59%	2.58%	2.73%	(59)	bps	2.32%	3.19%	(87)	bps
Delinquency Rate (over 30 days)	0.74%	0.79%	0.81%	0.87%	0.85%	(11)	bps	0.74%	0.85%	(11)	bps

Reserve Rate	3.09%	3.12%	3.18%	3.10%	3.10%	(1)	bps	3.09%	3.10%	(1)	bps

1 Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date.  These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

2 Excludes PCI loans (described above) which are accounted for on a pooled basis.  Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful.  Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Aug 31, 2012	May 31, 2012	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	August 31, 2012 vs. August 31, 2011		Aug 31, 2012	Aug 31, 2011	2012 vs. 2011
DIRECT BANKING

Interest Income	$1,695	$1,656	$1,646	$1,620	$1,599	$96	6%	$4,997	$4,725	$272	6%
Interest Expense	325	341	353	360	362	(37)	(10%)	1,019	1,125	(106)	(9%)
Net Interest Income	1,370	1,315	1,293	1,260	1,237	133	11%	3,978	3,600	378	11%
Other Income	506	449	464	470	481	25	5%	1,419	1,437	(18)	(1%)
Revenue Net of Interest Expense	1,876	1,764	1,757	1,730	1,718	158	9%	5,397	5,037	360	7%
Provision for Loan Losses	126	232	152	319	100	26	26%	510	694	(184)	(27%)
Total Other Expense	787	712	643	635	609	178	29%	2,142	1,774	368	21%
Income Before Income Taxes	$963	$820	$962	$776	$1,009	($46)	(5%)	$2,745	$2,569	$176	7%

Net Interest Margin	9.44%	9.31%	9.03%	9.10%	9.26%	18	bps	9.26%	9.21%	5	bps
Pretax Return on Loan Receivables	6.63%	5.81%	6.72%	5.60%	7.55%	(92)	bps	6.39%	6.57%	(18)	bps

PAYMENT SERVICES

Interest Income	$-	$-	$-	$-	$-	$-	NM	$-	$-	$-	NM
Interest Expense	-	-	-	-	-	-	NM	-	-	-	NM
Net Interest Income	-	-	-	-	-	-	NM	-	-	-	NM
Other Income	88	84	86	76	71	17	24%	258	222	36	16%
Revenue Net of Interest Expense	88	84	86	76	71	17	24%	258	222	36	16%
Total Other Expense	39	37	34	34	33	6	18%	110	98	12	12%
Income Before Income Taxes	$49	$47	$52	$42	$38	$11	31%	$148	$124	$24	19%

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding.

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate).

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate).

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

Effective Tax Rate represents tax expense divided by income before income taxes.

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments.

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period.

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network.

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. To be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. Tier 1 Common Capital Ratio represents tier 1 common capital, a non-GAAP measure, divided by risk-weighted assets. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Reserve Rate represents the allowance for loan losses divided by total loans.

Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

Tangible Assets represents total assets less goodwill and intangibles.

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

Undrawn Credit Facilities represents asset-backed conduit funding facilities, committed unsecured credit facility and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio).

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)

	Quarter Ended
	Aug 31, 2012	May 31, 2012	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011
GAAP total common equity	$9,146	$8,899	$8,829	$8,242	$8,006
Less: Goodwill	(287)	(255)	(255)	(255)	(255)
Less: Intangibles	(192)	(185)	(187)	(188)	(190)
Tangible common equity 1	$8,667	$8,459	$8,387	$7,799	$7,561
Effect of certain items in accumulated other comprehensive
income (loss) excluded from tier 1 common capital	31	41	49	51	20
Total tier 1 common capital 2	$8,698	$8,500	$8,436	$7,850	$7,581

GAAP book value per share	$18.02	$17.20	$16.66	$15.59	$14.88
Less: Goodwill	(0.57)	(0.49)	(0.48)	(0.48)	(0.47)
Less: Intangibles	(0.37)	(0.36)	(0.36)	(0.36)	(0.36)
Tangible common equity per share	$17.08	$16.35	$15.82	$14.75	$14.05

1 Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the company.

2 Tier 1 common capital, a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital, less goodwill and intangibles. A reconciliation of tier 1 common capital to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use tier 1 common capital and definitions may vary, so we advise users of this information to exercise caution in comparing tier 1 common capital of different companies. Tier 1 common capital is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company’s capital.